Exhibit 10.4
FORM OF
CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
AMONG
MEMORIAL RESOURCE DEVELOPMENT LLC
WHT ENERGY PARTNERS LLC,
MEMORIAL PRODUCTION PARTNERS GP LLC,
MEMORIAL PRODUCTION PARTNERS LP,
AND
MEMORIAL PRODUCTION OPERATING LLC

FORM OF CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
     This Contribution, Conveyance and Assumption Agreement (this “Agreement”), dated as of [•], 2011 (the “Closing Date”), is entered into by and among Memorial Resource Development LLC, a Delaware limited liability company (“MRD”), WHT Energy Partners LLC, a Delaware limited liability company (“WHT”); Memorial Production Partners GP LLC, a Delaware limited liability company (the “General Partner”), Memorial Production Partners LP, a Delaware limited partnership (the “Partnership”), and Memorial Production Operating LLC, a Delaware limited liability company (“MPP Operating”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meaning assigned to such terms in Article I.
RECITALS:
     WHEREAS, MRD directly or indirectly controls WHT; and
     WHEREAS, the General Partner and MRD formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) to engage in any lawful activity for which limited partnerships may be organized under the Delaware LP Act; and
     WHEREAS, to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:
A.	MRD formed the General Partner pursuant to the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and committed to contribute $[•] in exchange for 100% of the membership interests in the General Partner;
B.	the General Partner and MRD formed the Partnership pursuant to the Delaware LP Act, and the General Partner committed to contribute $1 to the Partnership in exchange for a 0.1% general partner interest in the Partnership, and MRD committed to contribute $999 to the Partnership in exchange for a 99.9% limited partner interest in the Partnership; and
C.	the Partnership formed MPP Operating pursuant to the Delaware LLC Act and committed to contribute $[•] to MPP Operating in exchange for 100% of the membership interests in MPP Operating; and
     WHEREAS, concurrently herewith, each of the following shall occur:
1.	MRD will contribute $[•] (the “GP Contribution”) to the General Partner in exchange for additional membership interests in the General Partner;
2.	MRD will cause the General Partner to contribute the GP Contribution to the Partnership in exchange for a continuation of its prior 0.1% general partner interest in the Partnership, represented by [•] general partner units;
3.	MRD will cause Classic Hydrocarbons Holdings, L.P., Classic Hydrocarbons Operating, LLC and Craton Energy Holdings III, LP (taken together, “Classic”) to sell certain assets to the Partnership for the right to receive cash equal to $[ ] [, which will be sourced first from Credit Facility Borrowings and then, to the extent necessary, from Offering proceeds];
4.	MRD will cause BlueStone Natural Resources Holdings, LLC (“BlueStone”) to contribute Columbus Energy LLC to the Partnership in exchange for the right to receive (i) [•] Common Units (defined herein), (ii) [•] Subordinated Units (defined herein), and (iii) a distribution of $[•] ([which will be sourced first from Credit Facility Borrowings and then, to the extent necessary, from Offering proceeds and] a portion of which is intended to be reimbursement of pre-formation expenditures to the extent permitted by Treas. Reg. 1.707-4(d));
5.	MRD will cause WHT to contribute a 100% membership interest (the “ETX Interest”) in ETX I LLC, a Delaware limited liability company (“ETX”), to the Partnership in exchange for the right to receive (i) [•] Common Units, (ii) [•] Subordinated Units, and (iii) a distribution of $[•] ([which will be sourced first from Credit Facility Borrowings and then, to the extent necessary, from Offering proceeds and] a portion of which is intended to be reimbursement of pre-formation expenditures to the extent permitted by Treas. Reg. 1.707-4(d));
6.	In connection with the Partnership’s initial public offering of common units (the “Offering”), the public, through the Underwriters (as defined herein), will purchase from the Partnership for $[•] in cash (less the Underwriters’ discount and commission of [•]% and a structuring fee of [•]%), [•] Common Units;
7.	The Partnership will enter into the Credit Agreement (as defined herein) and borrow $[•] (the “Credit Facility Borrowings”);
8.	The Partnership will use the proceeds from Credit Facility Borrowings and the Offering to pay (i) transaction expenses, which are estimated to be $[•] (exclusive of the Underwriters’ discount and commission and structuring fee), (ii) the payments, distributions and issuances to WHT contemplated hereby, (iii) the payments, distributions and issuances to BlueStone and Classic contemplated by their respective Contribution Agreements and (iv) an additional aggregate payment to MRD of $[•] (the “MRD Payment”);
9.	WHT will use $[•] of the cash received hereunder to repay a portion of the WHT Credit Facility (as defined herein) as set forth herein;
10.	For purposes of convenience, WHT will direct the Partnership to directly issue the Common Units and Subordinated Units contemplated by 5 above to MRD;
11.	The Partnership will contribute the ETX Interest to MPP Operating in exchange for additional membership interests in MPP Operating; and
12.	For purposes of convenience and recording, the Partnership will direct WHT to directly transfer the ETX Interest to MPP Operating pursuant to the terms of the Assignment (as defined herein).

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:
ARTICLE I.
CERTAIN DEFINED TERMS
     “Assets” means the assets listed on Exhibit A, which list is intended to cover all assets owned by ETX but with respect to which no representation is made herein.
     “Assignment” means the form of Membership Interest Assignment attached hereto as Exhibit B.
     “Commission” means the United States Securities and Exchange Commission.
     “Common Units” means common units representing limited partner interests in the Partnership.
     “Contribution Agreements” means collectively (i) this Agreement, (ii) the Purchase and Sale Agreement dated as of the Closing Date among the Partnership, the General Partner, MPP Operating, MRD and Classic, and (iii) the Contribution, Conveyance and Assumption Agreement dated as of the Closing Date among the Partnership, the General Partner, MPP Operating, MRD and BlueStone.
     “Credit Agreement” means the Credit Agreement, dated as of [•], 2011, by and among Wells Fargo Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent and [   ], as Documentation Agent, and the lenders party thereto on the one hand, and MPP Operating and the Partnership, on the other hand.
     “Effective Time” means 12:01 a.m. on the Closing Date.
     “GAAP” means generally accepted accounting principles in the United States, consistent applied.
     “Governmental Authority” means the United States, any foreign county, state, county, city or other incorporated or unincorporated political subdivision, agency or instrumentality thereof.
     “Omnibus Agreement” by and among the Partnership, the General Partner and MRD dated as of the Closing Date.
     “Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of the Closing Date.
     “Registration Statement” the Registration Statement on Form S-1 originally filed with the Commission on June 23, 2011 (Registration No. 333-175090), as amended through the date hereof.

     “Subordinated Units” means subordinated units representing limited partner interests in the Partnership.
     “Transaction Documents” means those documents and instruments to be delivered hereunder by one or more Parties.
     “Underwriting Agreement” means the underwriting agreement, dated as of [•], 2011, by and among the Partnership, the General Partner and Citigroup Global Markets, Inc., Raymond James & Associates, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
     “WHT Credit Facility” means the Credit Agreement, dated as of April 8, 2011, by and among Bank of Montreal, as Administrative Agent, Comerica Bank, as Syndication Agent and BNP Paribas and Wells Fargo Bank, N.A., as Co-Documentation Agents, and the lenders party thereto on the one hand, and WHT, on the other hand.
ARTICLE II.
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS
     2.01 Contribution of the ETX Interest by WHT. WHT hereby agrees to (and MRD shall cause WHT to) contribute, assign, transfer, set over and deliver to the Partnership, for its own use forever, all of its right, title and interest to and in the ETX Interest, as a capital contribution, which contribution shall be deemed made pursuant to the terms set forth in the Assignment Documents, in exchange for (a) WHT’s receipt of (i) [•] Common Units, (ii) [•] Subordinated Units, and (iii) a cash distribution of $[•] and (b) MRD’s receipt of the MRD Payment.
     2.02 Public Cash Contribution. The Parties acknowledge a cash contribution by the public through the Underwriters to the Partnership of $[•], less the Underwriters’ discount of [•]% and a structuring fee of [•]%, in exchange for [•] Common Units.
     2.03 Distribution by the Partnership. The Parties acknowledge the distribution of $[•] in the aggregate, consisting of net proceeds from Credit Facility Borrowings and the Offering, by the Partnership to MRD, Classic, BlueStone and WHT in accordance with the Contribution Agreements.
     2.04 Payment of Expenses by the Partnership; Cash Distribution by the Partnership to the Property Contributors. The Parties acknowledge the payment by the Partnership, in connection with the Offering and the other transactions contemplated hereby, of transaction expenses in the amount of approximately $[•] (exclusive of the Underwriters’ discount and the structuring fee).
     2.05 Contribution of the Contributed Assets by the Partnership to MPP Operating. The Partnership hereby agrees to contribute, assign, transfer, set over and deliver to MPP Operating, for its own use forever, all of its right, title and interest in and to the ETX Interest, as a capital contribution, which contribution shall be deemed made pursuant to the terms set forth in the Assignment, in exchange for additional membership interests in MPP Operating.

     2.06 Direct Contribution of Contributed Assets. For convenience, the Partnership hereby directs WHT to directly transfer and assign the ETX Interest to MPP Operating pursuant to the Assignment and such other additional instruments and agreements as may be necessary to effect the same. Notwithstanding the terms of the Assignment, the ETX Interest shall be deemed to have been contributed and transferred from WHT to the Partnership and, immediately thereafter, from the Partnership to MPP Operating.
     2.07 Direct Issuance of Common Units and Subordinated Units. For convenience, WHT hereby directs the Partnership to directly issue to MRD the Common Units and Subordinated Units to be issued to WHT pursuant to Section 2.01. Notwithstanding the foregoing, such Common Units and Subordinated Units shall be deemed to have been issued (as applicable) to WHT and, immediately thereafter, distributed pro rata by WHT to its owners and, immediately thereafter, distributed by such owners to MRD.
     2.08 Payment of Credit Facility Obligations. WHT shall use $[ _ ] of the cash distributed to it pursuant to Section 2.01 to repay in part the WHT Credit Facility as contemplated by the amendment to the WHT Credit Facility dated as of the Closing Date.
ARTICLE III.
TITLE MATTERS
     3.01 [Intentionally Omitted].
     3.02 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.
     (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE ASSETS AND NOT ON ANY

INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.
     (b) Each of the Parties agrees that the disclaimers contained in this Section 3.02 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Agreement are hereby expressly disclaimed, waived or negated.
     (c) Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.
     (d) The General Partner, the Partnership, and MPP Operating hereby acknowledge and agree that the express provisions of this Agreement and the Omnibus Agreement contain the sole and exclusive remedies available to them with respect to the Assets or the contribution of the ETX Interest.
ARTICLE IV.
FURTHER ASSURANCES
     4.01 Further Assurances. From and after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to (a) more fully assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement or (b) more fully and effectively vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by the Agreement or intended so to be and more fully and effectively carry out the purposes of this Agreement.
     4.02 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that they have used their good faith efforts to identify all of the assets being contributed to the Partnership in connection with the Offering. However, it is possible that Assets intended to be owned by ETX were not properly transferred from WHT or its affiliates and therefore are not included in the assets owned by ETX. To the extent that such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the Partnership (or its successors or assigns).
ARTICLE V.
REPRESENTATIONS AND WARRANTIES
     5.01 Representations and Warranties of All Parties. Each of the Parties to this Agreement hereby represents and warrants severally as to itself as follows:
     (a) Formation and Good Standing. Such Party is a limited partnership or limited liability company, legally formed, validly existing and, to the extent applicable, in good standing under the laws of the state of its formation. Such Party is duly qualified to do business and is in good standing as a foreign limited partnership or limited liability company, as applicable, in each jurisdiction where the character of the properties owned or leased by it or the nature of the businesses transacted by it requires it to be so qualified.
     (b) Authority, Execution and Enforceability. Such Party has full limited partnership or limited liability company, as applicable, power and authority to enter into this Agreement and the Transaction Documents to be delivered by such Party hereunder and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Transaction Documents to be delivered by such Party hereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by such Party. Such Party has duly executed and delivered this Agreement and the Transaction Documents to be delivered by such Party hereunder, and this Agreement and the Transaction Documents to be delivered by such Party hereunder constitute such Party’s legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies).
     (c) No Conflicts. Neither the execution, delivery nor performance of this Agreement nor the Transaction Documents to be delivered by such Party hereunder by such Party will:
     (i) require the approval or consent of any Governmental Authority;
     (ii) conflict with or result in the breach or violation of any term or provision of, or will constitute a default under, or will otherwise impair the good standing, validity or effectiveness of, any provision of its certificate of limited partnership, certificate of formation, agreement of limited partnership, limited liability company agreement or other formation and governing documents;
     (iii) result in the material breach or violation by it of any material term or provision of, or constitute a default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement to which it is bound or by which its property or business is affected, except for such defaults (or rights of termination, cancellation or acceleration) as to which waivers or consents have been obtained; or
     (iv) violate in any material respect any federal, state, local or other governmental law ordinance, or any order, writ, injunction, decree, rule or regulation of any Governmental Authority applicable to such Party.
     5.02 Certain Other Representations and Warranties . MRD and WHT hereby represent and warrant, jointly and severally, that the following statements are true and correct as of the date hereof.
     (a) The ETX Interest has been duly authorized, is validly issued and fully paid and, except to the extent provided under the Delaware LLC Act or the constitutive documents of ETX, non-assessable.
     (b) The ETX Interest is not subject to any purchase option, call option, right of first refusal, preemptive right or any similar right whatsoever, except to the extent set forth in the constitutive documents of ETX.
     (c) WHT is the record and beneficial owner of the ETX Interest free and clear of all liens other than those set forth in the constitutive documents of ETX, which is the sole equity interest in ETX.
     (d) There are no rights or contracts (including options, warrants, calls and preemptive rights) obligating ETX (A) to issue, sell, pledge, dispose of or encumber any equity interest or any securities convertible, exercisable or exchangeable into any equity interest, (B) to redeem, purchase or acquire in any manner any equity interest or any securities that are convertible, exercisable or exchangeable into any equity interest or (C) to make any dividend or distribution of any kind with respect to any equity interest (or to allow any participation in profits or appreciation in value).
ARTICLE VI.
PRE-EFFECTIVE TIME
RECEIPTS AND CREDITS
     6.01 All monies, proceeds, receipts, credits and income attributable to the Assets (as determined in accordance with GAAP consistent with past practices) for all periods of time at, from and after the Effective Time, shall be the sole property and entitlement of ETX. In addition, to the extent ETX receives any monies, proceeds, receipts, credits and income attributable to the Assets (as determined in accordance with GAAP consistent with past practices) for any period of time before the Effective Time, ETX shall promptly pay over such amounts to WHT.
     6.02 All invoices, costs and expenses, disbursements and payables attributable to the Assets (as determined in accordance with GAAP consistent with past practices) for all periods of time at, from and after the Effective Time, shall be the sole obligation of ETX. In addition, all invoices, costs and expenses, disbursements and payables attributable to the Assets (as determined in accordance with GAAP consistent with past practices) for any period of time before the Effective Time, shall be the sole obligation of WHT, and, WHT shall promptly pay or, if paid by ETX, promptly reimburse ETX for, the same.
     6.03 For avoidance of doubt, any payments pursuant to this Article VI shall not constitute adjustments of the consideration set forth in Section 2.01.
     6.04 For a period of twelve months following the Closing Date, the Parties shall grant to each other full access to the relevant records and personnel to allow each of them to confirm the payments made under this Article VI, but only to the extent the granting Party may do so without breaching any contractual restriction binding on such Party; provided that such Party will use commercially reasonable methods to have such restriction(s) waived for such purpose.
ARTICLE VII.
MISCELLANEOUS
     7.01 Notices.
     All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, courier service or personal delivery:
(a)	if to the Partnership, the General Partner, or MPP Operating:

1401 McKinney Street, Suite 1025 Houston, TX 77010 Attention: Chief Executive Officer

Telephone: [ ] Facsimile: [ ]
(b)	if to MRD or WHT:

1401 McKinney Street, Suite 1025 Houston, TX 77010 Attention: Chief Executive Officer

Telephone: [ ] Facsimile: [ ]
     All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered, when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by any other means.
     7.02 Order of Completion of Transactions. The transactions provided for in Article II shall be completed on the Closing Date in the order set forth in Article II.
     7.03 Costs. The Partnership shall pay all expenses, fees and costs, including sales, use and similar taxes, arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, the Partnership shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the delivery of any document pursuant to Article IV.
     7.04 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this agreement as a whole, including all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, and the Exhibits attached hereto, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation.”
     7.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.
     7.06 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
     7.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties.
     7.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state, without giving effect to conflict of laws principles thereof.
     7.09 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
     7.10 Amendment or Modification. The Agreement may be amended or modified from time to time only by the written agreement of all of the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.
     7.11 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter. This document and such instruments contain the entire understanding of the

Parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date hereof.
[Signature Page Follows]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

MEMORIAL PRODUCTION PARTNERS LP
By:	Memorial Production Partners GP LLC, its general partner

By:
Name:
Title:

MEMORIAL PRODUCTION PARTNERS GP LLC
By:
Name:
Title:

MEMORIAL PRODUCTION OPERATING LLC
By:
Name:
Title:

WHT ENERGY PARTNERS LLC
By:
Name:
Title:

MEMORIAL RESOURCE DEVELOPMENT LLC
By:
Name:
Title:

[Signature Page to Contribution Agreement]

EXHIBIT A
Assets
[insert list of Assets]

A-1

EXHIBIT B
Form of Membership Interest Assignment
     This Membership Interest Assignment (this “Assignment”) is from WHT Energy Partners LLC, a Delaware limited liability company (“Assignor”), to Memorial Production Operating LLC, a Delaware limited liability company (“Assignee”), and is effective as of 12:01 a.m., time, on [date] (the “Effective Time”).
RECITALS
     WHEREAS, Assignor owns all of the membership interests (the “Interest”) of ETX I LLC, a Delaware limited liability company (the “Company”), and desires to assign its ownership of such company to Assignee, and Assignee desires to acquire ownership of the Company from Assignor.
     WHEREAS, Assignor and Assignee and certain other parties have entered into that certain Contribution, Conveyance and Assumption Agreement, dated as of [ ], 2011 (the “Contribution Agreement”), pursuant to which Assignor has agreed to contribute, assign, transfer, set over and deliver to Assignee all of its right, title and interest in and to (among other things) the Interest (as hereinafter defined).
     NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from the Contribution Agreement and this Assignment by each of Assignor and Assignee, Assignor and Assignee hereby agree as follows:
ARTICLE 1.
DEFINED TERMS
     Section 1.1 Definitions. Capitalized terms used in this Assignment and not otherwise defined herein shall have the meanings given to such terms in the Contribution Agreement.
ARTICLE 2.
ASSIGNMENT AND ASSUMPTION
     Section 2.1 Assignment. Assignor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby contributes, assigns, transfers, sets over and delivers to Assignee all of the Interest, and any income, distributions, or other value associated therewith or deriving therefrom on and after the Effective Time.
     Section 2.2 Assumption. Assignee hereby assumes, and covenants to timely and fully perform, all obligations and liabilities of Assignor with respect to the Interest, whether arising before or after the Effective Time.
     Section 2.3 Other Matters. Assignor hereby agrees to promptly execute and deliver any corrective assignments and other legal documents or notification reasonably requested by Assignee to give effect to the intent of this Assignment, and Assignor hereby acknowledges and agrees that, as a result of this Assignment, it no longer has any membership interest in the Company, and it ceases to be a member of the Company.

ARTICLE 3.
ENCUMBRANCES/DISCLAIMERS
     Section 3.1 Disclaimers and Subrogation of Warranties and Representations.
          (a) Except to the extent expressly provided in any other document executed in connection with the Contribution Agreement or the Offering, the contribution of the Interest pursuant to this Assignment is made expressly subject to all restrictions set forth in the limited liability company agreement of the Company.
          (b) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT NO PARTY HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE COMPANY’S ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF SUCH ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON SUCH ASSETS, (B) THE INCOME TO BE DERIVED FROM THE COMPANY’S ASSETS, (C) THE SUITABILITY OF THE COMPANY’S ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE COMPANY’S ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE COMPANY’S ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE COMPANY AND ITS ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE COMPANY AND ITS ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OTHER PARTY. NONE OF ASSIGNOR NOR ASSIGNEE IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE COMPANY OR ITS ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH SUCH PARTY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE INTEREST AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE INTEREST IS CONTRIBUTED AND TRANSFERRED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNOR AND ASSIGNEE AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY

REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE INTEREST AND THE COMPANY THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.
          (c) Each of Assignor and Assignee agrees that the disclaimers contained in this Section 3.1 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Assignment are hereby expressly disclaimed, waived or negated.
ARTICLE 4.
MISCELLANEOUS
     Section 4.1 Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE ARE MANDATORILY APPLIED TO THE DISPUTED MATTER.
     Section 4.2 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     Section 4.3 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party by facsimile transmission shall be deemed an original signature hereto. Exhibit A may be redacted for filing in each county or parish, such that the exhibit filed in any county or parish will describe only those Assets located in such county or parish.

     EXECUTED as of the date of the parties’ acknowledgments below, but effective as of the Effective Time.

WHT ENERGY PARTNERS LLC
By:
Name:
Title:

MEMORIAL PRODUCTION OPERATING LLC
By:
Name:
Title:

Signature Page to
Assignment and Bill of Sale